EXHIBIT 10.1

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Phone: (630) 218-4948 Fax: (630) 218-4935

www.inlandgroup.com

REVISED December 3, 2009

Seller or Beneficiary of the Titleholding Trust (Seller)

or Holder of the Power of Direction

c/o Mountain High Real Estate Advisors (Broker)

Attn: Rob Galanis

360 East 4500 South Suite #7

Salt Lake City, UT 84107

Re:   Draper Crossing Phase I

Draper, Utah

Dear Mr. Galanis:

This letter represents this corporation’s offer to purchase the Draper Crossing Phase I Shopping Center with 166,845 net rentable square feet, situated on approximately ____ acres of land, located at 62-64 East 12300 South, Draper, Utah.

The above property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping, equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the property.

1.

The total purchase price shall be $24,000,000 cash, plus or minus prorations, with no mortgage contingencies, to be paid at closing 45 business days following the acceptance of this agreement (see Paragraph 10).

Purchaser shall purchase the properly subject only to one non-recourse first mortgage having a current balance of $14,771,737.00 (February 1, 2010) with a monthly principal and interest payment of $111,737.00 which is an annualized principal and interest payment of $1,340,844.00, an interest rate of 7.33%, a 25 year term, a 25 year amortization and maturing on December, 2011.

The first mortgagees shall approve this transaction and shall approve Inland and Inland Diversified Real Estate Trust, Inc., Inland’s nominee and Inland’s affiliate’s subsequent ownership without recourse to any. Any fees or expenses incurred in obtaining said approvals shall be paid by Seller. Said first mortgages shall be current and without default at closing and any and ail existing reserves and impounds, including replacement reserves, for said financing shall be purchased by Purchaser at closing.

The balance of $9,228,263 plus or minus prorations, shall be paid in cash to Seller at dosing with it being understood that Purchaser’s equity shall not exceed $9,228,263 plus or minus prorations.

2.

Seller represents and warrants (to the best of the Seller’s knowledge), that the above referenced property is leased to the tenants described on Exhibit A on triple net leases covering the building and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

3.

Seller warrants and represents (to the best of the Seller’s knowledge), that the property is free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the property is in full compliance with Federal, State, City and County ordinances, including ADA compliance, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the property, nor are there any current or contemplated assessments.

4.

Seller warrants and represents (to the best of the Seller’s knowledge), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the property on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, ail common area maintenance, parking lot and the building, etc.

Prior to closing, Seller shall not enter into or extend any agreements without Purchaser’s approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Any work presently in progress on the property shall be completed by Seller prior to closing.

5.

Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable.

6.

Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

7.

This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

8.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of all previous, existing environmental reports for the Property. This offer is subject to Purchaser obtaining, prior to Closing, a Phase I environmental report which must meet the ASTM E-1527-05 standard, fulfill the Government AAI ruling requirements, and be acceptable to Purchaser, and paid for by Purchaser at a cost not to exceed $3,000.00.

9.

The above sale of the real estate shall be consummated by conveyance of a special warranty deed from Seller to Purchaser’s designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser’s lender, if any, and the money lender’s escrow.

10.

The closing shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, 45 business days following acceptance of this agreement, at which time title to the above property shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances, and an ALTA form B owner’s title policy with complete extended coverage and required endorsements, waiving off all construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller, shall be issued, with all warranties and representations being true now and at closing and surviving the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, interest in arrears with a proration of real estate taxes based (at Purchaser’s option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2009 and 2010 using the Assessor’s formula for these sales transactions, with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

11.

This offer is subject to the property being 100% occupied at the time of closing, with all tenants occupying their/space, open for business and paying full rent, CAM, real estate taxes and insurance current, except for space 160C, which is 1,509 square feet.

12.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of  any previous appraisals for the Property. This offer is subject to Purchaser obtaining, prior to Closing, an updated appraisal, which must be acceptable to Purchaser; all at Purchaser’s cost, not to exceed $4,000.00.

13.

Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

14.

Seller warrants and represents that he has paid all unemployment taxes to date.

15.

Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the property. This offer is subject to Purchaser’s satisfaction that all guarantees and warranties survive the closing and are assigned and transferred to Purchaser at Closing.

16.

Seller shall be responsible for payment of a real estate brokerage commission, as per their agreement, to Mountain High Real Estate Advisors. Said commission shall be paid through the closing escrow.

17.

Fifteen (15) days prior to closing, Seller must provide the title as stated above and a current Urban ALTA/ACSM spotted survey, paid by Seller, in accordance with the minimum standard detail requirements for ALTA/ACSM Land. Title surveys jointly established and adopted by ALTA and NSPS in 2005 and includes all outlots and all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

18.

Seller agrees that prior to closing it shall put all vacant spaces into rentable condition and ready for a new tenant to occupy immediately in accordance with all applicable laws, codes, etc., including all requirements for a certificate of occupancy for said space.

19.

Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above property, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser’s representatives to facilitate Purchaser’s evaluations and reports, including at least a one-year audit of the books and records of the property.

This offer is, of course, predicated upon the Purchaser’s review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants’ and guarantors’ financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said property is required that qualifies, complies with and can be used in a public offering.

If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by December 10, 2009.

Sincerely,

ACCEPTED:		Inland Real Estate Acquisitions, Inc. or nominee

By:	[Illegible]	/s/ Lou Quilici
Date:	12/14/09	Lou Quilici
Vice President

/s/ G. Joseph Cosenza
G. Joseph Cosenza
Vice Chairman

Draper Crossing Phase I Draper, UT

Exhibit A

		ANNUAL	MONTHLY		LEASE	LEASE
		BASE	BASE	RENT	START	END
TENANTS	S.F.	RENT	RENT	PSF	DATE	DATE
SMITH’S FOOD & DRUG(KROGER)	. 60,268	776,820.00	64,735.00	$12.89	1/21/1998	1/31/2018
TJMAXX	28,000	336,000.00	28,000.00	$12.00	5/1/1998	4/28/2013
SALLY BEAUTY SUPPLY	1,368	21,784.00	1,815.33	$15.92	9/30/1999	9/30/2014
DOWNEAST HOME FURNISHINGS	16,749	207,996.00	17,333.00	$12.42	8/1/2001	10/31/2012
ALL A DOLLAR STORE	10,840	130,788.00	10,899.00	$12.07	6/15/1998	6/30/2013
ARCTIC CIRCLE	3,895	95,082.00	7,923.50	$24.41	3/19/1998	3/31/2018
ELECTRIC BEACH	2,700	52,623.00	4,385.25	$19.49	9/1/1998	11/30/2013
ELEMENTZ’BODY & SOUL	2,025	31,145.00	2,595.42	$15.38	2/24/2Û03	2/28/2011
JAMBA JUICE	2,000	47,060.00	3,921.67	$23.53	7/1/2003	6/30/2018
HARDWICK JEWELERS	1,890	33,434.00	2,786.17	$17.69	12/27/1998	3/31/2010
GRAY WHALE CD	1,509	26,762.00	2,230.17	$17.73	6/1/1998	6/30/2011
COSMO NAILS	1,485	25,988.0.0	2,165.67	$17.50	11/6/2000	11/30/2011
RUMBI ISLAND GRILL	1,476	31,852.00	2,654.33	$21.58	9/1/2003	8/30/2013
AMERICAN FAMILY INSURANCE	1,426	24,948.00	2,079.00	$17.50	4/1/2008	3/31/2013
PIZZA HUT	1,286	2.8,318.00	2,359.83	$22.02	11/1/1998	9/1/2011
UTAH ACADEMY OF EMERGENCY	1,250	19,622.00	1,63.5.17	$15.70	9/6/2004	RENEWED?
SALON 21	1,200	20,700.00	1,725.00	$17.25.	6/1/2006	5/31/2011
POST NET/JACC, LLC	1,200	20.400.00	1,700.00	$17.00	9/25/1999	4/30/2014
VILLAGE CLEANERS	1;200	25,080.00	2,090.00	$20.90	6/15/1998	■ 6/30/2013
ALLSTATE INSURANCE	1,200	18,000.00	1,500.00	$15.00	8/1/2006	renewed
QUIZNO’S	1,196	27,687.00	2,307.25	$23.15	9/1/2008	8/31/2013
HOLLYWOOD VIDEO	5,246	94,428.00	7,869.00	$1-8.00	9/29/1998	9/29/2011
JP MORGAN CHASE BANK	4,648	60,306.00	5,025.50	$12.97	1/15/1998	1/1/2013
WINGER’S	3,240	88,000.00	7,333.33	$27.16	10/9/2000	10/31/2015
CAR MED/TUN EX AUTOMOTIVE	3,456	70,392.00	5,866.00	$20.37	7/14/2001	7/31/2011
CARL’S JR,	3,000	68,063.00	5,671.92	$22.69	8/10/1998	8/31/2025
VACANT 157-0140A	1,58-3	28,494.00	2,374.50	$18.00
VACANT 457-016QC	1,509	27,162.00	2,263.50	$18.00
TOTALS	166,845	2,438,934.00	203,244.50

FIRST AMENDMENT TO LETTER AGREEMENT

This FIRST AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 17th day of February, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into an agreement (the “Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”) as more fully described in the Agreement.

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction shall be extended to March 2, 2010; provided, Seller may extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Seller is authorized to proceed to obtain estoppels certificates required by the Agreement and Purchaser shall accept estoppels signed after the date of this Amendment.

3.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this First Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

SECOND AMENDMENT TO LETTER AGREEMENT

This SECOND AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 26th day of February, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into an agreement (which, as amended by that First Amendment to Letter Agreement dated February 17, 2010, is referred to as the “Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”) as more fully described in the Agreement;

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction shall be extended to March 5, 2010; provided, Seller may extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Seller is authorized to proceed to obtain estoppels certificates required by the Agreement and Purchaser shall accept estoppels signed after the date of this Amendment.

3.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Second Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

THIRD AMENDMENT TO LETTER AGREEMENT

This THIRD AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 5th day of March, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into an agreement (which, as amended by that First Amendment to Letter Agreement dated February 17, 2010, and that Second Amendment to Letter Agreement dated February __, 2010 is referred to as the “Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”) as more fully described in the Agreement.

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows;

1.

The closing date for the transaction shall be extended to March 15, 2010; provided, Seller may extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Second Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

FOURTH AMENDMENT TO

LETTER AGREEMENT

THIS FOURTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 15th day of March, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010 and March 5, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction contemplated by the Agreement shall be extended to March 23, 2010; provided, Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Seller shall credit to Buyer at Closing the sum of $131,300 for future repairs to Smith’s roof, asphalt and concrete work. Except for crediting such amount, Seller shall have no further liability or obligation to Buyer or its successors and assigns relating to the physical condition of any portion of the Property.

3.

Seller and Buyer agree that the monthly rent for Pizza Hut is currently $26,712 per year and not $28,318 per year as stated on Exhibit A of the Original Agreement. The Pizza Hut rent will increase to $28,318 per year on October 1, 2011. Therefore, Seller will fund into escrow at Closing an amount sufficient to pay the difference between current rent and stated rent in the amount of $133.83 per month until the rent increase in October, 2011. The Purchase Price will not be affected by the matters described in this Section.

4.

Hollywood Video is a tenant of the Property. The bankruptcy of Hollywood Video has resulted in a rental rate reduction from $94,428 per year to $40,000 per year until September 29, 2011.

Seller has agreed to this reduction. Buyer consents to this settlement with Hollywood Video. As a result of this settlement, Seller and Buyer agree as follows:

(a)

Both parties agree that the Purchase Price will be reduced to reflect this agreed upon lower rental amount. This rental reduction is based upon a “gross rent divider” of .101622 ($2,438,934 divided by $24,000,000).

(b)

Seller agrees to guarantee payment of the $40,000 per year rent through the end of the current term of the Hollywood Video lease, which is September 29, 2011.

(c)

At closing, Buyer will grant to Seller the right to earn additional value and an addition to the Purchase Price by either re-leasing this space to another tenant paying higher rent (if and when Hollywood Video vacates) or if Hollywood Video exercises its renewal option at a higher rate than the reduced rate of $40,000 per year. Seller will be compensated on the incremental rent achieved above the $40,000 per year amount based on the gross rent divider set forth in subsection (a) above. Seller will be responsible for all transaction costs relative to a replacement tenant. The earnout period will be three (3) years from the date of Closing.

5.

With respect to the lease with Wingers USA, Inc. (the “Wingers Lease”), at Closing, Seller shall guaranty Purchaser that tenant under the Wingers Lease shall pay all rent and other reimbursements due for a period of twelve (12) months following Closing. Wingers is currently paying one-half (1/2) of the rent required by the Wingers Lease. At Closing, Seller shall deposit into escrow an amount equal to one-half (1/2) of twelve (12) months of rent and estimated other payments due from the tenant under the Wingers Lease. If or to the extent Wingers does not pay full rent and other payments when due under the Winger Lease, funds shall be released from the escrow to Buyer. If and when the escrowed funds are exhausted, Seller shall pay any additional amounts owing as a result of this guaranty. If Wingers fails to pay rent or other amounts and such amounts are paid to Buyer from escrow or directly by Seller, and Wingers subsequently pays such rent or other amounts, Buyer shall immediately repay such amounts to Seller. Upon expiration of the twelve (12) month guaranty period, all funds remaining in the escrow, if any, shall be released to Seller. The Purchase Price shall not be affected by the matters described in this Section.

6.

Based upon the adjustment set forth in Section 4, Seller and Buyer agree that the final Purchase Price is $23,464,466.

7.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

FIFTH AMENDMENT TO

LETTER AGREEMENT

THIS FIFTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 23rd day of March, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010, March 5, 2010 and March 15, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual, covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction contemplated by the Agreement shall be extended to April 1, 2010; provided, Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and- agreements of lender.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

SIXTH AMENDMENT TO

LETTER AGREEMENT

THIS SIXTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 1st day of April, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010, March 5, 2010, March 15, 2010 and March 23, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction contemplated by the Agreement shall be extended to April 20, 2010; provided, Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

SEVENTH AMENDMENT TO

LETTER AGREEMENT

THIS SEVENTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 20th day of April, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010, March 5, 2010, March 15, 2010, March 23, 2010 and April 1, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction contemplated by the Agreement shall be extended to May 5, 2010; provided, Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Seventh Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

EIGHTH AMENDMENT TO

LETTER AGREEMENT

THIS EIGHTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 4th day of May, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010, March 5, 2010, March 15, 2010, March 23, 2010, April 1, 2010 and April 20, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The closing date for the transaction contemplated by the Agreement shall be extended to May 20, 2010; provided, Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender.

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Seventh Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

NINTH AMENDMENT TO

LETTER AGREEMENT

THIS NINTH AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 18th day of May, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and DRAPER CROSSING I, L.C., a Utah limited liability company (“Seller”).

RECITALS:

On or about December 15, 2009, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Draper City, Utah (the “Property”), as more fully described in the Original Agreement.

The Original Agreement was amended on February 17, 2010, February 24, 2010, March 5, 2010, March 15, 2010, March 23, 2010, April 1, 2010, April 20, 2010 and May 4, 2010 (the “Prior Amendments” and, together with the Original Agreement, the “Agreement”).

The parties wish to amend the Agreement as provided herein, All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows;

1.

The closing date for the transaction contemplated by the Agreement shall be extended to June 2, 2010; provided. Seller may further extend the closing date for up to thirty (30) days to obtain necessary consents of and agreements of lender,

2.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Buyer and Seller have each caused this Ninth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Its:	Senior Vice President

SELLER:

DRAPER CROSSING I, L.C., a Utah limited liability company by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager